UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

Delta Oil & Gas, Inc.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee: (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rule 14a-6(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(4)	Date Filed:

Delta Oil & Gas, Inc.
Suite 604 – 700 West Pender Street
Vancouver, British Columbia
Canada V6C 1G8

Douglas N. Bolen
President and Chairman of the Board

  August __, 2009

To our Stockholders:

I am pleased to invite you to attend the annual meeting of stockholders of Delta Oil & Gas, Inc., a Colorado corporation, to be held at 10:00 A.M., September 25, 2009, at Quarles & Brady, 411 E. Wisconsin Ave., Milwaukee, WI  53202-4497.  Details regarding admission to the annual meeting and the business to be conducted are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement.

Your vote is important.  Whether or not you plan to attend the annual meeting, I hope that you will vote as soon as possible.  Please review the instructions on each of your voting options described in the Notice of Annual Meeting and the Proxy Statement.

Thank you for your ongoing support of, and continued interest in, Delta Oil & Gas, Inc.

Sincerely,

_________________________________
Douglas N. Bolen
President and Chairman of the Board

Delta Oil & Gas, Inc.
Suite 604 - 700 West Pender Street
Vancouver, British Columbia
Canada V6C 1G8

Notice of Annual Meeting of Stockholders

To be held on September 25, 2009

The annual meeting of the stockholders of Delta Oil & Gas, Inc., a Colorado corporation, will be held at Quarles & Brady, 411 E. Wisconsin Ave., Milwaukee, WI  53202-4497 at 10:00 a.m., central time, on September 25, 2009, for the following purposes:

1.	To elect three directors;

2.	To approve a reverse stock split of all our issued and outstanding common stock on a one-for-five basis (the “Reverse Stock Split”);

3.	To ratify the appointment of STS Partners LLP., Chartered Accountants, as our independent registered public accounting firm; and

4.	To act upon such other business as may properly come before the annual meeting.

We call your attention to the proxy statement accompanying this notice for a more complete statement about the matters to be acted upon at the annual meeting.

Only stockholders of record at the close of business on July 31, 2009 will be entitled to vote at the annual meeting or any adjournment or postponement thereof.  On or about August __, 2009, we expect to mail most stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy statement and annual report.  All other stockholders will be sent a copy of the proxy statement and annual report by mail.
By order of the Board of Directors

__________________________________
Douglas N. Bolen
President and Chairman of the Board

August __, 2009
Vancouver, British Columbia

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on September 25, 2009:  The Company's proxy statement and annual report on Form 10-K for the year ended December 31, 2008 are available at: http://cstproxy.com/deltaoilandgas/2009.  To view this material, your browser must support the PDF file format.  If your browser does not support PDF viewing, download and installation instructions are available at the above link.

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Delta Oil & Gas, Inc.

Proxy Statement
for the 2009 Annual Meeting of Stockholders

Information concerning solicitation and voting

General

The enclosed proxy is solicited on behalf of the board of directors of Delta Oil & Gas, Inc., a Colorado corporation, for use at the annual meeting of stockholders to be held at 10:00 a.m., central time, on September 25, 2009, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying notice of annual meeting of stockholders.  The annual meeting will be held at Quarles & Brady, 411 E. Wisconsin Ave., Milwaukee, WI  53202-4497.  The telephone number at that location is (414) 277-5000.

Internet Availability of Proxy Materials

These proxy solicitation materials were first mailed on or about August __, 2009 to all stockholders entitled to vote at the meeting.  Pursuant to the rules recently adopted by the Securities and Exchange Commission, we are permitted to provide access to our proxy material over the internet instead of mailing a printed copy of the proxy material to each stockholder.  As a result, on or about August __, 2009, we expect to mail most stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy statement and annual report.  All other stockholders will be sent a copy of the proxy statement and annual report by mail.

How Can Shareholders Request Paper Copies of the Proxy Materials

If you receive a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy materials unless you request one by following the instructions included in the Notice of Internet Availability of Proxy Material.  There is no charge to you for requesting a copy of the proxy materials.

Record Date and Voting Securities

Stockholders of record at the close of business on July 31, 2009 are entitled to notice of and to vote at the meeting.  At the record date, 67,785,532 shares of our authorized common stock were issued and outstanding and held of record by eighty-eight (88) stockholders.

Voting

You are entitled to one vote for each share of common stock held by you on the record date.

If you hold your shares in your own name as a holder of record, you may instruct the proxy holders how to vote your common stock either by internet or by signing, dating and mailing the proxy card in the postage paid reply envelope that we have provided.  Of course, you may also choose to come to the annual meeting and vote your shares in person.  The proxy holders will vote your shares in accordance with those instructions.  If you sign and return a proxy card without giving specific voting instructions or vote by internet, your shares will be voted as recommended by our board of directors.

                If your shares are not registered in your name, then you vote by giving instructions to the firm that holds your shares rather than using any of the methods described above. Please check the voting form of the firm that holds your shares to what voting procedures are offered.

If you later find that you will be present at the annual meeting or for any other reason desire to revoke your proxy, you may do so at any time before it is voted.

Revocability of Proxies

You may revoke your proxy at any time before it is voted at the annual meeting.  In order to do this, you may either:

•	sign and return another proxy bearing a later date;

•	provide written notice of the revocation to Kulwant Sandher, our Secretary, prior to the time we take the vote at the annual meeting; or

•	attend the meeting and vote in person.

Required Vote

Proposal 1

Directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a stockholders meeting at which a quorum is present.  “Plurality” means that the individuals who receive the largest number of votes are elected as directors up to the maximum number of directors to be chosen. Therefore, shares not voted, whether by withheld authority or otherwise, have no effect in the election of directors except to the extent that the failure to vote for an individual results in another individual receiving a comparatively larger number of votes.

Proposal 2

The proposal regarding the Reverse Stock Split will be approved if a quorum is present at the annual meeting and the proposal is approved by the affirmative vote of at least a majority of a quorum of stockholders present in person or by proxy at the annual meeting (i.e., if a quorum exists at the annual meeting, the votes cast favoring the Reverse Stock Split must exceed the votes cast opposing the Reverse Stock Split).

Proposal 3

Although not required by law to submit the ratification of the independent registered public accounting firm to a vote by stockholders, the board of directors believe it is appropriate, as a matter of policy, to request that the stockholders ratify the appointment of STS Partners LLP, Chartered Accountants (“STS Partners”) as our independent registered public accounting firm for 2009.  Assuming that a quorum is present at the annual meeting, the selection of STS Partners will be deemed to have been ratified if approved by the affirmative vote of a majority of the votes cast.  If the stockholders should not so ratify, the board of directors will reconsider the appointment.

Our Voting Recommendations

Our board of directors recommends that you vote:

•	FOR the election of the three nominees to the board of directors;

•	FOR the approval of the Reverse Stock Split; and

•	FOR the ratification of the appointment of STS Partners LLP, Chartered Accountants as our independent registered public accounting firm.

Quorum Requirement

A quorum, which is 33.334% of our outstanding shares of common stock as of the record date, must be present or represented by proxy in order to hold the annual meeting and to conduct business.  Your shares will be counted as being present at the annual meeting if you attend the annual meeting in person or if you submit a properly executed proxy card.

Stockholder List

The stockholder list as of the record date will be available for examination by any stockholder at our corporate office, Suite 604 - 700 West Pender Street, Vancouver, British Columbia, Canada.  V6C 1G8, beginning September 11, 2009, which is at least ten business days prior to the date of the annual meeting and the stockholder list will be available at the annual meeting.

Abstentions and Broker Non-Votes

If you return a proxy card that indicates an abstention from voting on all matters, the shares represented will be counted as present for the purpose of determining a quorum, but they will not be voted on any matter at the annual meeting.  Also, broker non-votes will be counted for purposes of determining a quorum.

Under Colorado Law, the affirmative vote of at least a majority of a quorum of stockholders present in person or by proxy at the annual meeting (i.e., if a quorum exists at the annual meeting, the votes cast favoring the Reverse Stock Split must exceed the votes cast opposing the Reverse Stock Split) is required to approve the Reverse Stock Split.  Stockholders holding Delta Oil & Gas, Inc. shares in “street name” should review the information provided to them by their nominee (such as a broker or bank).  This information will describe the procedures to follow to instruct the nominee how to vote the street name shares and how to revoke previously given instructions.  The proposal to approve the Reverse Stock Split is a “non-discretionary” item, meaning that nominees cannot vote Delta Oil & Gas, Inc. shares in their discretion on behalf of a client if the client has not given them voting instructions.  Shares held in street name that are not voted by brokerage firms or other nominees are referred to as “broker non-votes.” Because the affirmative vote of a majority of a quorum is necessary to approve the Reverse Stock Split, broker non-votes and abstentions will have the same effect as a vote “AGAINST” the proposal to approve the Reverse Stock Split.

The board of directors urges you to complete, date and sign the enclosed proxy and to return it promptly in the enclosed postage prepaid envelope so that a quorum can be assured for the annual meeting and your Delta Oil & Gas, Inc. shares can be voted as you wish.

Proxy Solicitation Costs

This solicitation of proxies is made by our board of directors, and all related costs will be borne by us.  None of our directors intends to oppose any action for which stockholder approval is being solicited.  In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners.  Proxies may also be solicited by certain of our directors, officers and regular employees, without additional compensation, personally or by telephone or facsimile.

Voting Results

The preliminary voting results will be announced at the annual meeting.  The final voting results will be calculated by our Inspector of Elections, and published in our quarterly report on Form 10-Q for the third quarter of our fiscal year 2009.

Stockholders Sharing the Same Address

Delta Oil & Gas, Inc. has adopted a procedure called “householding,” which has been approved by the Securities and Exchange Commission.  Under this procedure, we will deliver only one copy of the annual report and proxy statement to multiple stockholders who share the same address, unless we have received contrary instructions from an affected stockholder.  This procedure reduces our printing costs, mailing costs, and fees.  Stockholders who participate in householding will continue to receive separate proxy cards.

We will deliver, promptly upon written or oral request, a separate copy of the annual report and the proxy statement to any stockholder at a shared address to which a single copy of either of those documents was delivered.  To receive a separate copy of the annual report or proxy statement, you may write or call Delta Oil & Gas, Inc.’s Investor Relations Department at Suite 604 - 700 West Pender Street, Vancouver, British Columbia, Canada. V6C 1G8, telephone 866-355-3644.  Any stockholders of record who share the same address and currently receive multiple copies of Delta Oil & Gas, Inc.’s annual report and proxy statement who wish to receive only one copy of these materials per household in the future, please contact Delta Oil & Gas, Inc.’s Investor Relations Department at the address or telephone number listed above to participate in the householding program.

A number of brokerage firms have instituted householding.  If you hold your shares in “street name,” please contact your bank, broker, or other holder of record to request information about householding.

Other Matters

Other than the proposals listed above, our board of directors does not intend to present any other matters to be voted on at the annual meeting.  Our board of directors is not currently aware of any other matters that will be presented by others for action at the annual meeting.  However, if other matters are properly presented at the annual meeting and you have signed and returned your proxy card, the proxy holders will have discretion to vote your shares on these matters to the extent authorized under the Securities Exchange Act of 1934, as amended.

Proposal One

Election of Directors

Nominees

A board of three directors is to be elected at the annual meeting of stockholders.  Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named below, all of whom are presently directors of Delta Oil & Gas, Inc.  In the event that any nominee is unable or declines to serve as a director at the time of the annual meeting of stockholders, the proxies will be voted for any nominee who shall be designated by the present board of directors to fill the vacancy.  We are not aware of any nominee who will be unable or will decline to serve as a director.  The term of office for each person elected as a director will continue until the next annual meeting of stockholders or until a successor has been elected and qualified.

The names of the nominees and certain information about them as of the date of this proxy statement are set forth below:

Name of Nominee	Age	Position	Director Since
Douglas N. Bolen	43	President, Director	2004
Kulwant Sandher	47	Chief Financial Officer, Secretary, Principal Financial Officer, Principal Accounting Officer, Director	2007
Christopher Paton-Gay	49	Chief Executive Officer, Director	2009
_______________

Douglas N. Bolen.  Mr. Douglas Bolen was appointed as our Chief Executive Officer, President and director on April 15, 2004.  Mr. Bolen resigned as our Chief Executive Officer on April 6, 2009, but continues to serve as our President and a director.  Mr. Bolen received a Bachelor of Arts from the University of Regina, Saskatchewan in 1991 and his Bachelor of Laws from the University of Saskatchewan in 1995.  Mr. Bolen is a member in good standing of the Law Society of Saskatchewan, the Regina Bar Association and the Canadian Bar Association.  From 1995 to 1999, Mr. Bolen articled and practiced law at Balfour Moss, Barristers and Solicitors, a large Regina, Canada based law firm with a practice concentration in the area of Corporate Commercial law.  From 1999 to the present, Mr. Bolen has been providing consulting services to small to medium sized U.S. based businesses.

Kulwant Sandher.  Mr. Sandher is a Chartered Accountant in both England and Canadian jurisdictions.  Mr. Sandher was appointed as President and Chief Financial Officer of Turner Valley Oil & Gas Inc. on August 2004 and continues in serve in these positions.  From April 17, 2006 to October 3, 2008, Mr. Sandher acted as Chief Financial Officer and as a member of the board of directors of The Stallion Group.  From May 2004 to March 2006, Mr. Sandher served as Chief Operating Officer and Chief Financial Officer of Marketrend Interactive Inc.  Mr. Sandher acted as Chief Financial Officer of Serebra Learning Corporation, a public company on the TSX VE, from September 1999 to October 2002.

Christopher Paton-Gay.  Mr. Paton-Gay was appointed as our Chief Executive Officer and director on April 6, 2009.  Mr. Paton-Gay has been Chief Executive Officer, a director and Chairman of The Stallion Group since July 19, 2006.  Mr. Paton-Gay has been active in the oil and gas business in Alberta, Canada and the United States over the past two decades.  Over the past twenty years, he has founded and been chairman and president of two private oil and gas companies in addition to sitting on many corporate and public sector governance boards.  He has also served as one of the founding Directors of the Explorers and Producers Association of Canada.  Mr. Paton-Gay has also served as a director and officer of Turner Valley Oil & Gas Inc. since 2003.

Our directors are elected annually and hold office until the next annual meeting of our stockholders or until their successors are elected and qualified.  Officers are elected annually and serve at the discretion of the board of directors.  Board vacancies are filled by a majority vote of the board.  There are no family relationship between any of our directors, director nominees and executive officers.

Plurality Vote Required

If a quorum is present and voting, the three nominees receiving the greatest number of votes will be elected to the board of directors. Votes withheld from any nominee will be counted for purposes of determining the presence or absence of a quorum for transaction of business at the meeting but will have no other legal effect upon the election of directors under Colorado law.

Our board of directors unanimously recommends that stockholders vote for each of the three nominees named above.

Corporate Governance

Board of Directors Meetings

Our board of directors held six regular or special meetings during the fiscal year ended December 31, 2008.  Various matters were approved by unanimous consent resolution, which in each case was signed by each of the members of the board of directors then serving.  Our directors are expected, absent exceptional circumstances, to attend, either in person or telephonically, all board meetings and are also expected to attend our annual meeting of stockholders. Each of our directors attended at least 75% of the meetings of the board of directors in the fiscal year ended December 31, 2008

Audit Committee

We do not have a separately-designated standing audit committee.  The entire board of directors performs the functions of an audit committee, but no written charter governs the actions of the board when performing the functions of that would generally be performed by an audit committee.  The board approves the selection of our independent accountants and meets and interacts with the independent accountants to discuss issues related to financial reporting.  In addition, the board reviews the scope and results of the audit with the independent accountants, reviews with management and the independent accountants our annual operating results, considers the adequacy of our internal accounting procedures and considers other auditing and accounting matters including fees to be paid to the independent auditor and the performance of the independent auditor.

For the fiscal year ending December 31, 2008, the board:

•	Reviewed and discussed the audited financial statements with management, and

•	Reviewed and discussed the written disclosures and the letter from our independent auditors on the matters relating to the auditor's independence.

Based upon the board’s review and discussion of the matters above, the board authorized inclusion of the audited financial statements for the year ended December 31, 2008 to be included in the annual report on Form 10-K and filed with the Securities and Exchange Commission.

The board of directors determined that Mr. Sandher qualifies as an “audit committee financial expert,” as defined under the rules and regulations of the Securities and Exchange Commission.

Policy for Director Recommendations and Nominations

Our board of directors does not maintain a nominating committee.  As a result, no written charter governs the director nomination process.  The size of the company and the size of the board, at this time, do not require a separate nominating committee.

Our independent directors annually review all director performance over the past year and make recommendations to the board for future nominations.  When evaluating director nominees, our independent directors consider the following factors:

•	The appropriate size of our board of directors;

•	Our needs with respect to the particular talents and experience of our directors;

•
The knowledge, skills and experience of nominees, including experience in finance, administration or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the board;

•	Experience in political affairs;

•	Experience with accounting rules and practices; and

•	The desire to balance the benefit of continuity with the periodic injection of the fresh perspective provided by new board members.

Our goal is to assemble a board that brings together a variety of perspectives and skills derived from high quality business and professional experience.  In doing so, the board will also consider candidates with appropriate non-business backgrounds.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the board may also consider such other factors as it may deem are in our best interests.  In addition, the board identifies nominees by first evaluating the current members of the board willing to continue in service.  Current members of the board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination.  If any member of the board of directors does not wish to continue in service or if the board decides not to re-nominate a member for re-election, the board then identifies the desired skills and experience of a new nominee in light of the criteria above.  Current members of the board of directors are polled for suggestions as to individuals meeting the criteria described above.  The board may also engage in research to identify qualified individuals.  To date, we have not engaged third parties to identify or evaluate or assist in identifying potential nominees, although we reserve the right in the future to retain a third party search firm, if necessary.  A director candidate recommended by our stockholders will be considered in the same manner as a nominee recommended by a board member, management or other sources.

Stockholder Communications with the Board of Directors

Stockholders may communicate with the board of directors by writing to us at Delta Oil & Gas, Inc., Attention: Corporate Secretary, Suite 604 - 700 West Pender Street, Vancouver, British Columbia, Canada. V6C 1G8.  Stockholders who would like their submission directed to a particular member of the board of directors may so specify and the communication will be forwarded as appropriate.

Code of Ethics and Conduct

Our board of directors has adopted a Code of Ethics and Conduct that is applicable to all of our employees, officers and directors.  Our Code of Ethics and Conduct is intended to ensure that our employees act in accordance with the highest ethical standards.  The Code of Ethics and Conduct is available on the Investor Relations page of our website at http://www.deltaoilandgas.com. and the Code of Ethics and Conduct was filed as an exhibit to our annual report on Form 10-KSB for the fiscal year ended December 31, 2003.

Proposal Two

Proposal to approve a reverse stock split of the Company’s
issued and outstanding common stock
and an amendment of the Articles of Incorporation

Introduction

Our board has approved and is recommending to our stockholders a proposal to effect a reverse stock split of all outstanding shares of our common stock on a one-for-five basis (the “Reverse Stock Split”).  However, if the board determines that effecting the Reverse Stock Split would not be in the best interests of the Company’s stockholders, the board of directors can determine not to effect the Reverse Stock Split.  The Reverse Stock Split will have no effect on the number of authorized shares, par value, aggregate liquidation preferences, voting rights and other rights and privileges of the Company’s common stock and preferred stock.

Except for adjustments that may result from the treatment of fractional shares as described below, each stockholder will hold the same percentage of common stock outstanding immediately following the Reverse Stock Split as that stockholder held immediately prior to the Reverse Stock Split.

If this proposal is approved and the board of directors does implement a Reverse Stock Split, it will become effective after the amendment of the Company’s Articles of Incorporation (the “Amendment to the Articles”) is filed with the Secretary of State of the State of Colorado (the “Effective Date”).  The form of the Amendment to the Articles is attached hereto as Appendix A and reflects the amendment to the Articles of Incorporation to effect the Reverse Stock Split that is proposed to be approved by the stockholders.  The following discussion is qualified in its entirety by the full text of the Amendment to the Articles, which is hereby incorporated by reference.

Purpose of Proposed Reverse Stock Split

The principal reasons for the Reverse Stock Split are to reduce the number of outstanding shares of common stock to a more reasonable number so the Company can be valued more accurately, and to increase the trading price of our common stock in order to generate greater investor interest in the Company and thus enhance liquidity.

The Company’s common stock currently trades in the over-the-counter market on the National Association of Securities Dealers’ OTC Bulletin Board (the “OTCBB”) because it does not meet the listing requirements of the national securities exchanges.  The Company‘s objective is for its common stock to trade at a share price high enough for the Company to obtain listing on one of these exchanges and the Reverse Stock Split is helpful in reaching this objective.  In addition, if the Company’s common stock is listed on a national securities exchange, it will no longer be subject to Rule 15g-9 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) because it will no longer be classified as a “penny stock” under Exchange Act Rule 3a51-1.  This rule imposes additional sales practice requirements on broker-dealers who sell low-priced securities to persons other than established customers and institutional accredited investors.  Consequently, if the Company is not subject to this rule, the ability of broker-dealers to sell our common stock and the ability of holders to sell their shares of common stock in the secondary market may be improved.  Moreover, investors would likely be more interested in purchasing higher-priced securities because the brokerage commissions, as a percentage of the total transaction value, tend to be lower for such securities.  This factor may also limit the willingness of institutions to purchase our common stock.  The board of directors believes that the potential anticipated higher market price resulting from a Reverse Stock Split may enable institutional investors and brokerage firms with such policies and procedures to invest in our common stock.

Material Effects of Proposed Reverse Stock Split

If the board of directors elects to effect the Reverse Stock Split following stockholder approval, the number of issued and outstanding shares of common stock would be reduced on a one-for-five basis. Except for adjustments that may result from the treatment of fractional shares as described below, each stockholder will hold the same percentage of the outstanding common stock immediately following the Reverse Stock Split as such stockholder held immediately prior to the Reverse Stock Split.  Proportionate voting rights and other rights and preferences of the holders of common stock will not be affected by the Reverse Stock Split.

The number of stockholders of record also will not be affected by the Reverse Stock Split.  As stated above, although the proposed Reverse Stock Split will not affect the rights of stockholders or any stockholder's proportionate equity interest in the Company, the number of authorized shares of common stock will not be reduced.  This will increase significantly the ability of the board of directors to issue authorized and unissued shares without further stockholder action.  The issuance in the future of such additional authorized shares may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the currently outstanding shares of common stock.  In addition, our board of directors could issue large blocks of common stock to fend off unwanted tender offers or hostile takeovers without further stockholder approval.

The Company has outstanding stock options and warrants.  When the Reverse Stock Split becomes effective, the number of shares covered by each of them will be decreased, as displayed in the table below, and the conversion or exercise price per share will be increased in accordance with the exchange ratio of the reverse split.

The following table contains approximate information relating to the common stock as impacted by the proposed Reverse Stock Split, based on share information as of July 21, 2009:

	Pre- Reverse Split	Post- Reverse Split
Outstanding	67,785,532	13,557,107
Reserved for future issuance pursuant to outstanding Warrants	-	-
Reserved for future issuance pursuant to outstanding options	500,0000	100,000

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates

If our stockholders approve this proposal, and the board of directors subsequently elects to effect the Reverse Stock Split, we will file the Amendment to the Articles with the Secretary of State of the State of Colorado and it will become effective upon filing or such later time as is set forth therein.

Effect on Beneficial Holders of Common Stock (Stockholders Who Hold in “Street Name”)

Upon the effectiveness of the Reverse Stock Split, the Company intends to treat shares of common stock held by stockholders in “street name,” through a bank, broker or other nominee, in the same manner as registered stockholders whose shares of common stock are registered in their names.  Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding the common stock in “street name.”  However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split.  If a stockholder holds shares of common stock with a bank, broker or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker or other nominee.

Effect on Registered “Book-Entry” Holders of Common Stock (i.e. Stockholders that are Registered on the Transfer Agent’s Books and Records But Do Not Hold Certificates)

Some of the Company’s registered holders of common stock may hold some or all of their shares electronically in book-entry form with the Company’s transfer agent.  These stockholders do not have stock certificates evidencing their ownership of the common stock.  They are, however, provided with a statement reflecting the number of shares registered in their accounts.

If a stockholder holds registered shares in book-entry form with the transfer agent, no action needs to be taken to receive post-Reverse Stock Split shares.  If a stockholder is entitled to post-Reverse Stock Split shares, a transaction statement will automatically be sent to the stockholder’s address of record indicating the number of shares of common stock held following the Reverse Stock Split.

Effect on Certificated Shares

Upon the Reverse Stock Split, our transfer agent will act as our exchange agent and will act for holders of our common stock in implementing the exchange of their certificates.

Commencing on the effective date of a Reverse Stock Split, stockholders holding shares in certificated form will be sent a transmittal letter from the Company’s transfer agent for the common stock.  The letter of transmittal will contain instructions on how a stockholder should surrender his or her certificate(s) representing shares of the common stock (“Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-Reverse Stock Split common stock (“New Certificates”).  No New Certificates will be issued to a stockholder until that stockholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent.  No stockholder will be required to pay a transfer or other fee to exchange the stockholder’s Old Certificates.  Stockholders will then receive a New Certificate(s) representing the number of whole shares of common stock to which they are entitled as a result of the Reverse Stock Split.  Until surrendered, the Company will deem outstanding Old Certificates held by stockholders to be canceled and only to represent the number of whole shares of post-Reverse Stock Split common stock to which these stockholders are entitled.

Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Certificates.  If an Old Certificate has a restrictive legend on the back of the Old Certificate(s), the New Certificate(s) will be issued with the same restrictive legends that are on the back of the Old Certificate(s) unless that legend is no longer effective because of the passage of time.

Stockholders should not destroy any stock certificate(s)
and should not submit any certificate(s) until requested to do so.

No Fractional Shares

No fractional shares of common stock or preferred stock will be issued in connection with the Reverse Stock Split.  If, as a result of the Reverse Stock Split, a stockholder of record would otherwise hold a fractional share, the number of shares to be received by the stockholder will be rounded up to the next highest number of shares.

Accounting Matters

The par value of the shares of our common stock is not changing as a result of the implementation of the Reverse Stock Split.  Our stated capital, which consists of the par value per share of our common stock multiplied by the aggregate number of shares of our common stock issued and outstanding, will be reduced proportionately on the effective date of the Reverse Stock Split.  Correspondingly, our additional paid-in capital, which consists of the difference between our stated capital and the aggregate amount paid to us upon the issuance of all currently outstanding shares of our common stock, will be increased by a number equal to the decrease in stated capital.  Reported net loss per share and book value per share will be increased, however, as a result of the Reverse Stock Split because there will be fewer shares of common stock outstanding.

Possible Disadvantages Of Reverse Stock Split

Even though the board of directors believes that the potential advantages of the proposed Reverse Stock Split outweigh any disadvantages that might result, the following are some of the possible disadvantages of the proposed Reverse Stock Split:

•	The reduced number of shares of our common stock resulting from the proposed Reverse Stock Split could adversely affect the liquidity of our common stock.

•
The proposed Reverse Stock Split could result in a significant devaluation of the Company’s market capitalization and the trading price of our common stock, on an actual or an as-adjusted basis, based on the experience of other companies that have effected reverse stock splits.

•
The proposed Reverse Stock Split may leave certain of our stockholders with one or more “odd lots,” which are stock holdings in amounts of less than 100 shares of our common stock.  These odd lots may be more difficult to sell than shares of common stock in even multiples of 100.

•
There can be no assurance that the market price per new share of our common stock after the proposed Reverse Stock Split will remain unchanged or increase in proportion to the reduction in the number of old shares of our common stock outstanding before the proposed Reverse Stock Split.

•
The total market capitalization of our common stock after the proposed Reverse Stock Split may be lower than the total market capitalization before the proposed Reverse Stock Split and, in the future, the market price of our common stock following the Reverse Stock Split may not exceed or remain higher than the market price prior to the proposed Reverse Stock Split.

•
While the board of directors believes that a higher stock price may help generate investor interest, there can be no assurance that the proposed Reverse Stock Split will result in a per-share price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds.  As a result, the trading liquidity of our common stock may not necessarily improve.

•
If the proposed Reverse Stock Split is effected and the market price of our common stock declines, the percentage decline may be greater than would occur in the absence of the proposed Reverse Stock Split.  The market price of our common stock will, however, also be based on our performance and other factors, which are unrelated to the number of shares outstanding.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of certain material U.S. federal income tax consequences of a reverse stock split and does not purport to be a complete discussion of all of the possible federal income tax consequences of the proposed Reverse Stock Split and is included for general information only.  Further, it does not address any state, local or foreign income or other tax consequences.  For example, the state and local tax consequences of the proposed Reverse Stock Split may vary as to each stockholder, depending upon the state in which such stockholder resides.  This summary does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, partnerships and other pass-through entities, broker-dealers, tax-exempt entities, foreign entities and nonresident alien individuals.  Further, it does not address the tax consequences of the proposed Reverse Stock Split under any state, local or foreign laws, or under U.S. federal tax law other than income tax law.

This summary is based on the Internal Revenue Code, of 1986, as amended (the “Code”), the Treasury Regulations promulgated thereunder, published statements by the Internal Revenue Service (“IRS”) and other applicable authorities on the date of this proxy statement, all of which are subject to change, possibly with retroactive effect.  We have not and will not request a ruling from the IRS as to the U.S. federal income tax consequences of the proposed Reverse Stock Split.  Further, this summary also assumes that the shares of common stock held immediately prior to the effective time of the Reverse Stock Split were, and the new shares received will be, held as a “capital asset,” as defined in the Code (generally, property held for investment).

In general, the United States federal income tax consequences of the proposed Reverse Stock Split will vary among stockholders depending upon whether they receive cash for fractional shares or solely a reduced number of shares of common stock as a result of the proposed Reverse Stock Split.  We believe that because the proposed Reverse Stock Split is not part of a plan to increase periodically a stockholder's proportionate interest in our assets or earnings and profits, the material U.S. federal income tax consequences of the proposed Reverse Stock Split generally would be as follows:

•	The Company will not recognize any gain or loss as a result of the proposed Reverse Stock Split.

•	Except with respect to cash payments for fractional shares discussed below, stockholders will not recognize any gain or loss as a result of the proposed Reverse Stock Split.

•
A stockholder’s aggregate tax basis in the shares of common stock held immediately after the Reverse Stock Split (including any fraction of a share deemed to have been received) will be equal to such stockholder’s aggregate tax basis in the common stock immediately prior to the Reverse Stock Split.

•
Each stockholder’s holding period in the common stock the stockholder holds immediately after the Reverse Stock Split will include the stockholder’s holding period in the common stock held immediately prior to the Reverse Stock Split.

•
In general, each stockholder receiving cash in lieu of a fractional share will be treated as exchanging such fractional share for cash.  Such stockholders will recognize gain or loss with respect to the fractional share equal to the difference between the amount of cash received and his, her or its basis in the fractional share given up.  Such gain or loss will generally be long term capital gain or loss, provided the shares of the common stock were held, or treated as being held, for more than one year prior to the Reverse Stock Split.

Our view regarding the tax consequences of the proposed Reverse Stock Split is not binding on the IRS or the courts.  Each stockholder is urged to consult his, her or its own tax advisors with respect to the tax consequences of the proposed Reverse Stock Split.

Dissenters’ Right of Appraisal

Under the Colorado Business Corporation Act, our stockholders are not entitled to dissenter’s rights with respect to the proposed Amendment to the Articles to effect the proposed Reverse Stock Split and we will not independently provide the stockholders with any such right.

Required Vote

The proposal regarding the Reverse Stock Split will be approved if a quorum is present at the annual meeting and the proposal is approved by the affirmative vote of at least a majority of a quorum of stockholders present in person or by proxy at the annual meeting (i.e., if a quorum exists at the annual meeting, the votes cast favoring the Reverse Stock Split must exceed the votes cast opposing the Reverse Stock Split).

Our board of directors deems Proposal No. 2 to be in the best interests of the
Company and our stockholders and recommends a vote “FOR” the Reverse Stock Split, and in connection therewith, the amendment of the Company’s
Articles of Incorporation toreflect the Reverse Stock Split.

Proposal Three

Ratification of appointment of independent
registered public accounting firm

Our board of directors has appointed STS Partners LLP, Chartered Accountants (“STS Partners”) as the independent registered public accounting firm to audit our financial statements for the year ending December 31, 2009 and recommends that stockholders vote for ratification of such appointment.  During the 2008 fiscal year, STS Partners served as our independent registered public accounting firm and also provided certain tax and other non-audit services.  Although we are not required to seek stockholder approval of this appointment, the board of directors believes it to be sound corporate governance to do so. Notwithstanding the selection by the board of STS Partners, the board of directors may direct the appointment of a new independent registered public accounting firm at any time during the year if the board of directors determines that such a change would be in our best interest and in that of our stockholders.  If the appointment is not ratified, the board of directors will investigate the reasons for stockholder rejection and will reconsider the appointment.

Representatives of STS Partners are not expected to attend the annual meeting.

Principal Accounting Fees and Services

The following table is a summary of the fees billed to us by STS Partners for professional services for the fiscal years ended December 31, 2008 and December 31, 2007:

	Fiscal 2008 Fees	Fiscal 2007 Fees
Fee Category
Audit Fees	$33,800	$25,000
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-

Total Fees	$33,800	$25,000

Audit Fees.  Consists of fees billed for professional services rendered for the audit of our consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by our independent registered public accounting firms in connection with statutory and regulatory filings or engagements.

Audit-Related Fees.  Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.”  These services include employee benefit plan audits, accounting consultations in connection with acquisitions, attest services that are not required by statute or regulation, and consultations concerning financial accounting and reporting standards.

Tax Fees.  Consists of fees billed for professional services for tax compliance, tax advice and tax planning.  These services include assistance regarding federal, state and international tax compliance, tax audit defense, customs and duties, mergers and acquisitions, and international tax planning.

All Other Fees.  Consists of fees for products and services other than the services reported above. In fiscal 2008 and 2007, these services included administrative services.

Our practice is to consider and approve in advance all proposed audit and non-audit services to be provided by our independent registered public accounting firm.

The audit report of STS Partners on the financial statements of the Company for the year ended December 31, 2008 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit reports on the financial statements of the Company for the fiscal years ended December 31, 2008 and December 31, 2007 contained an uncertainty about the Company’s ability to continue as a going concern.

During our fiscal years ended December 31, 2008 and 2007, there were no disagreements with STS Partners on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to STS Partners’ satisfaction would have caused it to make reference to the subject matter of such disagreements in connection with its reports on the financial statements for such periods.

During our fiscal years ended December 31, 2008 and 2007, there were no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

Vote Required

If a quorum is present, the affirmative vote of a majority of the shares present and entitled to vote at the annual meeting will be required to ratify the appointment of STS Partners as our independent registered public accounting firm.  Abstentions will have the effect of a vote against this proposal, and broker non-votes will have no effect on the outcome of the vote with respect to this proposal.

Our board of directors unanimously recommends that stockholders vote for the ratification of the appointment of STS Partners LLP, chartered accountants as the independent registered accounting firm of the Company for the year ending December 31, 2009.

Executive Compensation

Summary Compensation Table
For the years ended December 31, 2008 and 2007

The following table presents information concerning the total compensation of our Chief Executive Officer and Chief Financial Officer (the “Named Executive Officers”) for services rendered to the Company in all capacities for the years ended December 31, 2008 and 2007:

Name (a)	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($) (1)	All Other Compensation ($)	Total ($)
Douglas N. Bolen CEO and President	2008 2007	89,947 66,000	- -	26,500 460,000	- -	- -	116,447 526,000
Kulwant Sandher CFO, Secretary, Treasurer	2008 2007	89,946 66,000	- -	21,200 137,500	- -	- -	111,146 203,500
____________

(1)
Represents the expense for stock options, as indicated, recognized by the Company in accordance with Financial Accounting Standard No. 123(R) (“FAS 123(R)”), which requires that compensation cost relating to share-based awards be recognized in the financial statements.  The cost is measured based on the fair value of the awards.  The values set forth in this column represent the dollar amounts recognized in accordance with FAS 123(R), disregarding the estimate of forfeitures for service-based vesting conditions.  The expense recognized by the employer in accordance with FAS 123(R) may differ from the value that will eventually be realized by the named executive officers, which will be based on the market value of the common stock at the time of vesting of restricted shares or at the time of the exercise of stock options.  The Named Executive Officers will realize value in connection with the stock options only if and to the extent the price of the common stock exceeds the exercise price of the stock options at such time as the officers exercise the stock options.  The assumptions used to determine the FAS 123(R) values are described in Note 2 to the Notes to the Consolidated Financial Statements of Delta Oil & Gas, Inc.  No stock options were granted to Named Executive Officers in 2008.

Compensation Components.

Base Salary.  At this time, we compensate our executive officers by the indirect payment of salaries to companies controlled by our executive officers.

We did not directly compensate Mr. Douglas Bolen, our Chief Executive Officer, or Mr. Kulwant Sandher, our Chief Financial Officer, during the fiscal years ended December 31, 2008 and 2007.  Mr. Bolen and Mr. Sandher each received remuneration for services rendered during the fiscal years ended December 31, 2008 and 2007 indirectly through compensation paid to a company under their exclusive control.

On March 1, 2006, we entered into a Consulting Agreement with Last Mountain Management, Inc. (“LMM”) to provide consulting services to us.  Mr. Bolen is the sole stockholder, officer, and director of LMM.  The Consulting Agreement is effective for a period of one (1) year commencing March 1, 2006 and we have a right to cancellation anytime within any six month term.  Under the terms of the Consulting Agreement, LMM is paid monthly compensation of $7,000 Canadian dollars, plus applicable Canadian Good and Services Tax.  The total cash compensation paid to LMM during the fiscal year ended December 31, 2008 was $89,947.  This compensation is included in the summary compensation table above in “Salary.”  Under the terms of the Consulting Agreement, LMM was issued 500,000 shares of our common stock during the year ended December 31, 2008.  The aggregate fair value of these shares was computed in accordance with FAS 123R and is reported in the summary compensation table above in the column titled “Stock Awards.”

On January 1, 2008, we entered into a Consulting Agreement with Hurricane Corporate Services Ltd. (“Hurricane”) to provide consulting services to us.  Mr. Sandher is the sole stockholder, officer, and director of Hurricane.  The Consulting Agreement is effective for a period of one (1) year and automatically renews for additional one year periods unless notice of termination is provided under the Consulting Agreement.  Under the terms of the Consulting Agreement, Hurricane is paid monthly compensation of $7,000, plus applicable Canadian Good and Services Tax and issue 400,000 shares of our common stock for each annual period that this Consulting Agreement is in good standing.  The total cash compensation paid to Hurricane during the fiscal year ended December 31, 2008 was $89,946.  This compensation is included in the summary compensation table above in “Salary.”  Under the terms of the Consulting Agreement, Hurricane was issued 400,000 shares of our common stock during the year ended December 31, 2008.  The aggregate fair value of these shares was computed in accordance with FAS 123R and is reported in the summary compensation table above in the column titled “Stock Awards.”

Bonuses.  At this time, we do not compensate our executive officers by the payment of bonus compensation.

Stock Options.  Stock option awards are determined by the board of directors based on numerous factors, some of which include responsibilities incumbent with the role of each executive to the Company and tenure with the Company.  We did not grant any stock options to our executive officers during 2008.

At no time during the last fiscal year was any outstanding option repriced or otherwise modified. There was no tandem feature, reload feature, or tax-reimbursement feature associated with any of the stock options we granted to our executive officers or otherwise.

Other.  At this time, we have no profit sharing plan in place.

Outstanding Equity Awards at Fiscal Year-End

Option Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)
Douglas N. Bolen CEO and President	-	-	-	-	-
Kulwant Sandher CFO, Secretary, Treasurer	-	-	-	-	-

Stock Option Plans

On January 3, 2005, our board of directors adopted the 2005 Stock Incentive Plan (the “Stock Incentive Plan”).  The Stock Incentive Plan authorizes us to reserve shares for future grants under it, of which 5,249,512 shares remain available for issuance.

The Stock Incentive Plan authorizes us to grant (i) to the key employees incentive stock options to purchase shares of common stock and non-qualified stock options to purchase shares of common stock and restricted stock awards, and (ii) to non-employee directors and consultants’ non-qualified stock options and restricted stock.  The Plan Administrator will administer the Stock Incentive Plan by making recommendations to the board or determinations regarding the persons to whom options or restricted stock should be granted and the amount, terms, conditions and restrictions of the awards.

Incentive stock options granted under the Stock Incentive Plan must have an exercise price at least equal to 100% of the fair market value of the common stock as of the date of grant.  Incentive stock options granted to any person who owns, immediately after the grant, stock possessing more than 10% of the combined voting power of all classes of our stock, or of any parent or subsidiary corporation, must have an exercise price at least equal to 110% of the fair market value of the common stock on the date of grant.  Non-statutory stock options may have exercise prices as determined by the Plan Administrator.

The Plan Administrator is also authorized to grant restricted stock awards under the Stock Incentive Plan.  A restricted stock award is a grant of shares of the common stock that is subject to restrictions on transferability, risk of forfeiture and other restrictions and that may be forfeited in the event of certain terminations of employment or service prior to the end of a restricted period specified by the Plan Administrator.

Compensation of Directors

Our executive officers who also serve as members of our board of directors do not receive any compensation for serving on the board of directors.  In 2008, our board of directors was comprised of Mr. Douglas Bolen and Mr. Kulwant Sandher, each of whom also serve as executive officers.   The compensation arrangements for Messrs. Bolen and Sandher is discussed under “Executive Compensation” in this annual report.

Equity Compensation Plan Information

The following table provides information about our compensation plans under which shares of common stock may be issued upon the exercise of options as of December 31, 2008.

Equity Compensation Plan as of December 31, 2008

Plan Category	A Number of securities to be issued upon exercise of outstanding options, warrants and rights	B Weighted-average Exercise price of outstanding options, warrants and right	C Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (A))
Equity compensation plans approved by security holders
Equity compensation plans not approved by security holder	0	0	5,249,512
Total	0	0	5,249,512

On January 3, 2005, we adopted the Stock Incentive Plan, which provides for the grant of stock options to our employees, officers, directors and consultants.  We registered the shares of our common stock issuable under the Stock Incentive Plan and reserved these shares for the granting of options and rights.

Security Ownership of Certain Beneficial Owners and Management
and Related Stockholder Matters

The following table sets forth, as of July 10, 2009, the number and percentage of outstanding shares of common stock beneficially owned by (a) each person known by us to beneficially own more than five percent of such stock, (b) each director of the Company, (c) each named officer of the Company, and (d) all our directors and executive officers as a group.  We have no other class of capital stock outstanding.

	Amount and Nature of Beneficial Ownership
Name and Address of Beneficial Owner (1)	Shares Owned (2)	Options Exercisable Within 60 Days (3)	Percent of Class
Directors and Executive Officers:
Douglas N. Bolen	1,930,000	-	2.8%
Kulwant Sandher	1,170,877	-	1.7%
Christopher Paton-Gay	719,668	500,000	1.1%
All current directors and executive officers as a group (three persons)	3,820,545	500,000	5.6%
More Than 5% Beneficial Owners:
Gerald W. Williams	9,999,990	-	14.8%
________

*	Represents less than 1% of the class.

(1)	Unless otherwise provided, the address of each person is c/o Suite 604 - 700 West Pender Street, Vancouver, British Columbia, Canada V6C 1G8.

(2)	Except as otherwise indicated, all shares shown in the table are owned with sole voting and investment power.

(3)	This column represents shares not included in “Shares Owned” that may be acquired by the exercise of options within sixty days of July 10, 2009.

The above beneficial ownership information is based on information furnished by the specified persons and is determined in accordance with Rule 13d-3 under the Exchange Act, as required for purposes of this proxy statement; accordingly, it includes shares of our common stock that are issuable upon the exercise of stock options exercisable within sixty days of July 10, 2009.  Such information is not necessarily to be construed as an admission of beneficial ownership for other purposes.

Transactions with Related Persons

Certain Relationships and Related Person Transactions

Except as set forth herein, none of our directors or executive officers, nor any proposed nominee for election as a director, nor any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to all of our outstanding shares, nor any members of the immediate family (including spouse, parents, children, siblings, and in-laws) of any of the foregoing persons has any material interest, direct or indirect, in any transaction since the beginning of our fiscal year on January 1, 2008 or in any presently proposed transaction which, in either case, has or will materially affect us.

On March 1, 2006, we entered into a Consulting Agreement with Last Mountain Management, Inc. (“LMM”) to provide consulting services to us.  Mr. Bolen is the sole stockholder, officer, and director of LMM.  The Consulting Agreement is effective for a period of one (1) year commencing March 1, 2006 and automatically renews for additional one month periods unless notice of termination is provided under the Consulting Agreement.  Under the terms of the Consulting Agreement, LMM is paid monthly compensation of $5,000, plus applicable Canadian Good and Services Tax. Following the execution of the Consulting Agreement, LMM has been issued 1,000,000 shares of our common stock.

On January 1, 2008, we entered into a Consulting Agreement with Hurricane Corporate Services Ltd. (“Hurricane”) to provide consulting services to us.  Mr. Sandher is the sole stockholder, officer, and director of Hurricane.  The Consulting Agreement is effective for a period of one (1) year and automatically renews for additional one year periods unless notice of termination is provided under the Consulting Agreement.  Under the terms of the Consulting Agreement, Hurricane is paid monthly compensation of $7,000, plus applicable Canadian Good and Services Tax plus issued 400,000 shares of our common stock for each annual period that this Consulting Agreement is in good standing.

Section 16(a) Beneficial Ownership Reporting

Section 16(a) of the Securities Act of 1934, as amended, requires our executive officers and directors, and persons who own more than ten percent (10%) of our common stock, to file with the Securities and Exchange Commission reports of ownership of, and transactions in, our securities and to provide us with copies of those filings.  To our knowledge, based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during the year ended December 31, 2008, all filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with, with the following exceptions:  Messrs. Bolen and Sandher each failed to file a Form 4 in a timely fashion during fiscal year 2008.

Other Matters

The board of directors is not aware of any other matters to be presented for action at the annual meeting.  However, if any other matter is properly presented at the annual meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the board of directors may recommend.

Advance Notice Provisions for
Stockholder Proposals and Nominations

In order for a stockholder to nominate directors at an annual meeting or to propose business to be brought before an annual meeting, the stockholder must give timely, written notice to the Secretary of the Company and such notice must be received at the principal executive offices of the Company not less than 120 days before the date of its release of the proxy statement to stockholders in connection with its previous year’s annual meeting of stockholders.  Such stockholder’s notice shall include, with respect to each matter that the stockholder proposes to bring before the annual meeting, a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, and with respect to each person whom the stockholder proposes to nominate for election as a director, all information relating to such person, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director, that is required under the Securities Exchange Act of 1934, as amended.  In addition, the stockholder must include in such notice the name and address, as they appear on the Company’s records, of the stockholder proposing such business or nominating such persons, and the name and address of the beneficial owner, if any, on whose behalf the proposal or nomination is made, the class and number of shares of capital stock of the Company that are owned beneficially and of record by such stockholder of record and by the beneficial owner, if any, on whose behalf the proposal or nomination is made, and any material interest or relationship that such stockholder of record and/or the beneficial owner, if any, on whose behalf the proposal or nomination is made may respectively have in such business or with such nominee.  At the request of the board of directors, any person nominated for election as a director shall furnish to the Secretary of the Company the information required to be set forth in a stockholder’s notice of nomination which pertains to the nominee.

Future Proposals of Stockholders

The deadline for stockholders to submit proposals to be considered for inclusion in the proxy statement for the next annual meeting of stockholders is May 15, 2010.

By order of the Board of Directors

____________________________________
Douglas N. Bolen President and Chairman of the Board

August __, 2009
Vancouver, British Columbia

Appendix A

Delta Oil & Gas, Inc.

(Articles of Amendment to the Articles of Incorporation)

Articles of Amendment
to the
Articles of Incorporation
of
Delta Oil & Gas, Inc.

Pursuant to the provisions of the Colorado Business Corporation Act, Delta Oil & Gas, Inc. hereby adopts the following Articles of Amendment to its Articles of Incorporation:

FIRST:              The name of the corporation is Delta Oil & Gas, Inc.

SECOND:         The following paragraph shall be inserted immediately following the paragraph (d) of Article 4 of the Articles of Incorporation of Delta Oil & Gas, Inc.:

(e) Upon the filing of these Articles of Amendment to the Articles of Incorporation, each five (5) issued and outstanding shares of common stock at such time shall be automatically reclassified and changed into one (1) share of common stock, without any action by the holder thereof; provided, however, that fractional shares shall be rounded up to the nearest whole share.  These Articles of Amendment to the Articles of Incorporation will not affect the number or the par value of authorized shares.

THIRD:             The foregoing amendment to the Articles of Incorporation of Delta Oil & Gas, Inc. was adopted on ____________, 2009, as prescribed by the Colorado Business Corporation Act, by a vote of the stockholders of the corporation.  The number of shares voted for the amendment was sufficient for approval.

Date: _________, 2009
_______________________________
Christopher Paton-Gay
Chief Executive Officer

Date: _________, 2009
_______________________________
Kulwant Sandher
Chief Financial Officer

A - 1

Delta Oil & Gas, Inc.

Proxy Solicited by the Board of Directors

For the Annual Meeting of Stockholders

To be held on September 25, 2009

The undersigned hereby appoints Douglas N. Bolen and Kulwant Sandher, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Delta Oil & Gas, Inc., a Colorado corporation (the “Company”) which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the offices of Quarles & Brady, 411 E. Wisconsin Avenue, Milwaukee, Wisconsin, 53202-4497, Friday September 25, 2009, at 10:00 a.m. local time, and at any and all adjournments or postponements thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

The shares represented by this proxy card will be voted as directed or, if this card contains no specific voting instructions, these shares will be voted in accordance with the recommendations of the board of directors.

YOUR VOTE IS IMPORTANT.  You are urged to complete, sign, date and promptly return the accompanying proxy in the enclosed envelope or vote by internet.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held September 25, 2009.  This Proxy Statement and our 2008 Annual Report on Form 10-K Report to Stockholders are available at  http://cstproxy.com/deltaoilandgas/2009.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

Your Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

There are two ways to vote your Proxy.

VOTE BY MAIL:  Mark, sign and date your proxy card and return it in the postage paid envelope we have provided or return it to:  [_____________________________________].

VOTE BY INTERNET: Go online at [_____________________________________] and cast your ballot electronically, in accordance with the following instructions.

Your Proxy ID is:
Your Authorization Code is:

Instructions for voting electronically:
1.	Go to [_____________________________________]
2.	Enter your Proxy ID and Authorization Code
3.	Press Continue
4.	Make your selections
5.	Press Vote Now

If you vote by Internet, please do not mail your Proxy Card
Please detach here
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS:

1.	To elect Douglas N. Bolen, Kulwant Sandher and Christopher Paton-Gay to the Company’s board of directors.

INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through, or otherwise strike, that nominee's name in the list below.

	FOR	WITHHOLD
Douglas N. Bolen	☐	☐
Kulwant Sandher	☐	☐
Christopher Paton-Gay	☐	☐

2.	To approve a reverse stock split of the Company’s issued and outstanding common stock and an amendment of the Articles of Incorporation.
☐ FOR          ☐ AGAINST          ☐ ABSTAIN

3.	To ratify the appointment of STS Partners LLP, Chartered Accountants as the Company’s independent registered public accounting firm.

☐ FOR          ☐ AGAINST          ☐ ABSTAIN

Please sign below, exactly as name or names appear on this proxy. If the stock is registered in the names of two or more persons (Joint Holders), each should sign. When signing as attorney, executor, administrator, trustee, custodian, guardian or corporate officer, give printed name and full title. If more than one trustee, all should sign.

__________________________________	_________
Stockholder Signature	Date

__________________________________	_________
Joint Holder Signature (if applicable)	Date